                                                                 EXHIBIT 10.16

                                 AMENDMENT NO. 2
              TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT
                         (American Finance Group, Inc.)


         THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT dated as of June 8, 1998 (the "Amendment"), is entered into by and among AMERICAN FINANCE GROUP, INC., a Delaware corporation ("Borrower"), FIRST UNION NATIONAL BANK ("FUNB"), BANK OF MONTREAL ("BMO") and each other financial institution which may hereafter execute and deliver an instrument of assignment pursuant to Section 11.10 of the Credit Agreement (as defined below) (any one financial institution individually, a "Lender," and collectively, "Lenders"), and FUNB, as agent on behalf of Lenders (not in its individual capacity, but solely as agent, "Agent"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement.

                                    RECITALS

     A. Borrower, Lenders and Agent have entered into that Amended and Restated Warehousing Credit Agreement dated as of December 2, 1997, as amended by that certain Amendment No. 1 to Amended and Restated Warehousing Credit Agreement dated as of June 1, 1998 (as the same may from time to time be further amended, the "Credit Agreement"), pursuant to which Lenders have agreed to extend and make available to Borrower certain advances of money.

     B. Borrower desires that Lenders and Agent amend the Credit Agreement to increase the Commitments set forth on Schedule A to the Credit Agreement from $55,000,000 to $60,000,000 for a period of thirty (30) days from the date first written above.

     C. Subject to the representations and warranties of Borrower and upon the terms and conditions set forth in this Amendment, Lenders and Agent are willing to so amend the Credit Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1. AMENDMENTS.

          1.1  Commitment. The definition of "Commitment" set forth in Section
1.1 of the Credit Agreement is amended by deleting Schedule A in its entirety and replacing such schedule with a new Schedule A in the form attached to this Amendment as Attachment I.

     SECTION 2. LIMITATIONS ON AMENDMENTS.

          2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (ii) otherwise prejudice any right or remedy which Lenders or Agent may now have or may have in the future under or in connection with any Loan Document.

          2.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders and Agent to enter into this Amendment, Borrower represents and warrants to each Lender and Agent as follows:

          (a) Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents (other than those which expressly speak as of a different date which shall be true as of such different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Event of Default, or event which constitutes a Potential Event of Default, has occurred and is continuing;

          (b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party;

          (c) The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to each Lender as a condition precedent to the effectiveness of the Credit Agreement are true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

          (d) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrower;

          (e) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its respective Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) the certificate of incorporation, bylaws, or other organizational documents of Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower or (iv) any contractual restriction binding on or affecting Borrower;

          (f) The execution and delivery by Borrower of this Amendment and the performance by Borrower of its Obligations under the Credit Agreement, as amended by this Amendment, and each of the other Loan Documents to which it is a party do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

          (g) This Amendment has been duly executed and delivered by Borrower and is the binding Obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

     SECTION 4. REAFFIRMATION. Borrower hereby reaffirms its Obligations under each Loan Document to which it is a party.

     SECTION 5. EFFECTIVENESS. This Amendment shall become effective upon the last to occur of:

          (a) The execution and delivery of this Amendment, whether the same or different copies, by each of Borrower, Lenders and Agent.

          (b) The execution and delivery by Borrower to FUNB of a promissory note substantially in the form of Exhibit A hereto which promissory note shall be a "Note" under and as defined in the Credit Agreement.

          (c) The execution and delivery by PLMI to Agent of the Acknowledgment of Amendment and Reaffirmation of Guaranty attached to this Amendment.

          (d) The delivery to Agent of a certificate of secretary or assistant secretary of Borrower and PLMI (i) certifying that the certified copies of the certificate of incorporation and bylaws of Borrower or PLMI, as the case may be, delivered to Agent on the Closing Date are true and accurate and remain in full force and effect and have not been amended since the Closing Date, (ii) attaching true and correct copies of all resolutions of the board of directors of Borrower or PLMI, as the case may be, duly adopted by such board, and relating to the authorization, execution, delivery and performance of this Amendment and the Credit Agreement as amended thereby or the Acknowledgement of Amendment and Reaffirmation of Guaranty and (iii) setting forth the name, title and signatures of the authorized signers for Borrower or PLMI, as the case may be.

          (e) The delivery to Agent of an originally executed favorable opinion of counsel on behalf of Borrower and Guarantor, in form and substance satisfactory to Lenders, dated as of the date hereof and addressed to Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

          (f) The delivery to Agent of a certificate, dated as of the date hereof, of the Chief Financial Officer or Corporate Controller of Borrower to the effect that the representations and warranties of Borrower contained in
Section 4 of the Credit Agreement and in the other Loan Documents are true, accurate and complete in all material respects as of the date hereof as though made on such date (other than those which expressly speak as of a different date which shall be true as of such different date) and no Event of Default or Potential Event of Default has occurred and is continuing.

     SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

     SECTION 7. CLAIMS, COUNTERCLAIMS, DEFENSES, RIGHTS OF SET-OFF. BORROWER HEREBY REPRESENTS AND WARRANTS TO AGENT AND EACH LENDER THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF.

     SECTION 8. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                               AMERICAN FINANCE GROUP, INC.


                                       By: /s/ RICHARD K. BROCK
                                           --------------------------------
                                           Richard K. Brock
                                           Vice President & Corporate Controller


LENDERS                                FIRST UNION NATIONAL BANK

                                       By: /s/ DAVID M. ROBERTS
                                           --------------------------------

                                       Printed name: David M. Roberts
                                                     ----------------------

                                       Title: Senior Vice President
                                              -----------------------------

                                       BANK OF MONTREAL

                                       By: /s/ LEON H. SINCLAIR
                                           --------------------------------

                                       Printed name: Leon H. Sinclair
                                                     ----------------------

                                       Title: Director
                                              -----------------------------


AGENT                                  FIRST UNION NATIONAL BANK, as Agent

                                       By: /s/ DAVID M. ROBERTS
                                           --------------------------------

                                       Printed name: David M. Roberts
                                                     ----------------------

                                       Title: Senior Vice President
                                              -----------------------------

                                  ATTACHMENT I

                               Revised Schedule A

                                   SCHEDULE A

                                   COMMITMENTS


For the period from and including June 8, 1998 through July 8, 1998:

       LENDER                      COMMITMENT                PRO RATA SHARE

First Union National Bank          $45,000,000                    75%


Bank of Montreal                   $15,000,000                    25%



For the period from and including June 1, 1998 through August 30, 1998, excluding the period from June 8, 1998 through July 8, 1998:

        LENDER                     COMMITMENT                 PRO RATA SHARE

First Union National Bank          $40,000,000                     72.73%


Bank of Montreal                   $15,000,000                     27.27%



At all other times:

        LENDER                      COMMITMENT                  PRO RATA SHARE

First Union National Bank           $35,000,000                       70%


Bank of Montreal                    $15,000,000                       30%

                                    EXHIBIT A

                            REVOLVING PROMISSORY NOTE
                           (First Union National Bank)

$45,000,000.00                                         San Francisco, California
                                                       Date:  June 8, 1998


         AMERICAN FINANCE GROUP, INC., a Delaware corporation (the "Borrower"), FOR VALUE RECEIVED, hereby unconditionally promises to pay to the order of First Union National Bank ("FUNB"), in lawful money of the United States of America, the aggregate principal amount of FUNB's Pro Rata Share of all Loans outstanding under the Credit Agreement referred to below, payable in the amounts, on the dates and in the manner set forth below.

         This revolving promissory note (the "Note") is one of the Notes referred to in that certain Amended and Restated Warehousing Credit Agreement dated as of December 2, 1997, as amended by that certain Amendment No. 1 to Amended and Restated Warehousing Credit Agreement dated as of June 1, 1998 and by that certain Amendment No. 2 to Amended and Restated Warehousing Credit Agreement dated as of even date herewith (as the same may from time to time be further amended, modified, supplemented, renewed, extended or restated, the "Credit Agreement") by and among the Borrower, FUNB, solely in its capacity as agent (the "Agent") for FUNB and Bank of Montreal and such other financial institutions as shall from time to time become "Lenders" pursuant to Section
11.10 of the Credit Agreement (such entities, together with their respective successors and assigns being collectively referred to herein as the "Lenders"), and the Lenders. All capitalized terms used but not defined herein shall have the same meaning as given to them in the Credit Agreement.

     1. Principal Payments. Subject to the terms and conditions of the Credit Agreement, the entire principal amount outstanding under each Loan shall be due and payable on the Maturity Date with respect to such Loan, with any and all unpaid and not previously due and payable principal amounts under the Loans being due and payable on the Commitment Termination Date.

     2. Interest Rate. The Borrower further promises to pay interest on the sum of the daily unpaid principal balance of all Loans outstanding on each day in lawful money of the United States of America, from the Closing Date until all such principal amounts shall have been repaid in full, which interest shall be payable at the rates per annum and on the dates determined pursuant to the Credit Agreement.

     3. Place of Payment. All amounts payable hereunder shall be payable to the Agent, on behalf of FUNB, at the office of First Union National Bank, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288,
Attention: Elisha Sabido, or such other place of payment as may be specified by the Agent in writing.

     4. Application of Payments; Acceleration. Payments on this Note shall be applied in the manner set forth in the Credit Agreement. The Credit Agreement contains provisions for acceleration of the maturity of the Loans upon the occurrence of certain stated events and also provides for mandatory and optional prepayments of principal prior to the stated maturity on the terms and conditions therein specified.

     Each Advance made by FUNB to the Borrower constituting FUNB's Pro Rata Share of a Loan pursuant to the Credit Agreement shall be recorded by FUNB on its books and records. The failure of FUNB to record any Advance or any repayment or prepayment made on account of the principal balance thereof shall not limit or otherwise affect the obligations of the Borrower under this Note and under the Credit Agreement to pay the principal, interest and other amounts due and payable hereunder and thereunder.

     5. Default. The Borrower's failure to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on or within five (5) calendar days after the date the same becomes due and payable shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Credit Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Required Lenders, be immediately collectible by the Lenders and the Agent pursuant to the Credit Agreement and applicable law.

     6. Waivers. The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred by or on behalf of the Lenders, including, without limitation, reasonable attorneys' fees, costs and other expenses as provided in the Credit Agreement.

     7. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

     8. Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to the Borrower and shall extend to any holder hereof.


BORROWER                             AMERICAN FINANCE GROUP, INC.,
                                     a Delaware corporation


                                     By ______________________________________
                                         Richard K. Brock
                                         Vice President & Corporate Controller

                          ACKNOWLEDGEMENT OF AMENDMENT
                          AND REAFFIRMATION OF GUARANTY
                                   (PLMI/AFG)


     SECTION 1. PLM International, Inc. ("PLMI") hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Amendment No. 2 to Amended and Restated Warehousing Credit Agreement ("Amendment").

     SECTION 2. PLMI hereby consents to this Amendment and agrees that its Guaranty of the Obligations of Borrower under the Credit Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.

     SECTION 3. PLMI represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in its Guaranty are true, accurate and complete as if made on the date hereof.

GUARANTOR                  PLM INTERNATIONAL, INC.


                           By __________________________________________
                               Richard K. Brock
                               Vice President & Corporate Controller